Note 18 (Tables)	6 Months Ended
Jun. 30, 2023
Tax Assets And Liabilties [Abstract]
Tax assets and liabilities [Table Text Block]
The balance under the heading "Tax assets" in the condensed consolidated balance sheets includes current and deferred tax assets. The balance under the “Tax liabilities” heading includes the Group’s various current and deferred tax liabilities. The details of the mentioned tax assets and liabilities are as follows:

Tax assets and liabilities (Millions of Euros)
	June 2023	December 2022
Tax assets
Current tax assets	2,244	1,978
Deferred tax assets	15,374	14,747
Total	17,618	16,725
Tax liabilities
Current tax liabilities	1,000	1,415
Deferred tax liabilities	2,087	1,520
Total	3,087	2,935